EXHIBIT 10.9


               SECOND AMENDED AND RESTATED JOINT FILING AGREEMENT
                          PURSUANT TO RULE 13d-1(k)(1)

This Second Amended and Restated Agreement is made pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended (the "Act") by and among the parties listed below, each referred to herein as a "Joint Filer." The Joint Filers agree that a statement of beneficial ownership as required by Section 13(d) of the Act and the Rules thereunder may be filed on each of their behalf on Schedule 13D or Schedule 13G, as appropriate, and that said joint filing may thereafter be amended by further joint filings. The Joint Filers state that they each satisfy the requirements for making a joint filing under Rule 13d-1.

Dated: August 2, 2006

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                    Flag Luxury Riv, LLC

                                    By:     /s/ Paul Kanavos
                                          ----------------------------------
                                    Name: Paul Kanavos
                                    Title: President


                                    Flag Luxury Properties, LLC

                                    By:     /s/ Paul Kanavos
                                          ----------------------------------
                                    Name: Paul Kanavos
                                    Title: President


                                    MJX Flag Associates, LLC

                                    By:     /s/ Robert Sillerman
                                          ----------------------------------
                                    Name: Robert Sillerman
                                    Title: Member


                                    Flag Leisure Group, LLC

                                    By:    /s/ Paul Kanavos
                                          ----------------------------------
                                    Name: Paul Kanavos
                                    Title: President


                                    Sillerman Real Estate Ventures, LLC

                                    By:    /s/ Robert Sillerman
                                          ----------------------------------
                                    Name: Robert Sillerman
                                    Title: Member


                                    LMN 134 Family Company LLC

                                    By:    /s/ Robert Sillerman
                                          ----------------------------------
                                    Name: Robert Sillerman
                                    Title: Member

                                    Robert Sillerman

                                     /s/ Robert Sillerman
                                    -----------------------------------

                                    Paul Kanavos

                                     /s/ Paul Kanavos
                                    -----------------------------------

                                    RH1, LLC

                                    By: ONIROT Living Trust dated 06/20/2000
                                        ------------------------------------
                                       Its sole member

                                       By:  /s/ Brett Torino
                                          ------------------------
                                       Name:  Brett Torino
                                       Title: Trustee


                                    ONIROT Living Trust dated 06/20/2000

                                    By:    /s/ Brett Torino
                                       ---------------------------
                                    Name:  Brett Torino
                                    Title: Trustee


                                    Brett Torino

                                      /s/ Brett Torino
                                    -----------------------------------

                                   Rivacq LLC

                                   By: SOF U.S. Hotel Co-Invest Holdings, L.L.C.
                                       -----------------------------------------

                                       By: SOF-VII U.S. Hotel Holdings, L.L.C.
                                           -------------------------------------

                                           By:   /s/ Barry S. Sternlicht
                                               --------------------------
                                           Name:  Barry S. Sternlicht
                                           Title: Chief Executive Officer


                                       By: I-1/I-2 U.S. Holdings, L.L.C.
                                           -----------------------------

                                           By:  /s/ Barry S. Sternlicht
                                               --------------------------
                                           Name:  Barry S. Sternlicht
                                           Title: Chief Executive Officer


                                    SOF U.S. Hotel Co-Invest Holdings, L.L.C.

                                    By:  SOF-VII U.S. Hotel Holdings, L.L.C.
                                         ---------------------------------------

                                         By:     /s/ Barry S. Sternlicht
                                                --------------------------
                                         Name:  Barry S. Sternlicht
                                         Title: Chief Executive Officer


                                    By:  I-1/I-2 U.S. Holdings, L.L.C.
                                         ---------------------------------------

                                         By:      /s/ Barry S. Sternlicht
                                                --------------------------
                                         Name:  Barry S. Sternlicht
                                         Title: Chief Executive Officer


                                    SOF-VII U.S. Hotel Holdings, L.L.C.

                                    By:      /s/ Barry S. Sternlicht
                                           -----------------------------
                                    Name:  Barry S. Sternlicht
                                    Title: Chief Executive Officer

                                 I-1/I-2 U.S. Holdings, L.L.C.

                                 By:     /s/ Barry S. Sternlicht
                                        ---------------------------------
                                 Name:  Barry S. Sternlicht
                                 Title: Chief Executive Officer


                                 Starwood Global Opportunity Fund VII-A, L.P.

                                 By:   SOF-VII Management, L.L.C.
                                       --------------------------------------
                                       Its general partner

                                       By: Starwood Capital Group Global, L.L.C.
                                           -------------------------------------
                                       Its General manager

                                               By:  /s/ Barry S. Sternlicht
                                                  --------------------------
                                               Name:  Barry S. Sternlicht
                                               Title: Chief Executive Officer

                                 Starwood Global Opportunity Fund VII-B, L.P.

                                 By:   SOF-VII Management, L.L.C.
                                       ----------------------------------
                                       Its general partner

                                       By: Starwood Capital Group Global, L.L.C.
                                           -------------------------------------
                                       Its General manager

                                           By:  /s/ Barry S. Sternlicht
                                              --------------------------
                                           Name:  Barry S. Sternlicht
                                           Title: Chief Executive Officer


                                 Starwood U.S. Opportunity Fund VII-D, L.P.

                                 By:   SOF-VII Management, L.L.C.
                                       ----------------------------------
                                       Its general partner

                                       By: Starwood Capital Group Global, L.L.C.
                                           -------------------------------------
                                       Its General manager

                                           By:  /s/ Barry S. Sternlicht
                                              --------------------------
                                           Name:  Barry S. Sternlicht
                                           Title: Chief Executive Officer

                                 Starwood U.S. Opportunity Fund VII-D-2, L.P.

                                 By:   SOF-VII Management, L.L.C.
                                       -----------------------------------
                                       Its general partner

                                     By: Starwood Capital Group Global, L.L.C.
                                         -------------------------------------
                                         Its General manager

                                         By:  /s/ Barry S. Sternlicht
                                            ----------------------------
                                         Name:  Barry S. Sternlicht
                                         Title: Chief Executive Officer


                                 Starwood Capital Hospitality Fund I-1, L.P.

                                 By:  SCG Hotel Management, L.L.C.
                                      ------------------------------------
                                      Its general partner

                                      By: Starwood Capital Group Global, L.L.C.
                                          -------------------------------------
                                          Its General manager

                                          By:  /s/ Barry S. Sternlicht
                                             ----------------------------
                                          Name:  Barry S. Sternlicht
                                          Title: Chief Executive Officer

                                 Starwood Capital Hospitality Fund I-2, L.P.

                                 By:  SCG Hotel Management, L.L.C.
                                      -------------------------------------
                                      Its general partner

                                      By: Starwood Capital Group Global, L.L.C.
                                          -------------------------------------
                                          Its General manager

                                          By:  /s/ Barry S. Sternlicht
                                             ----------------------------
                                          Name: Barry S. Sternlicht
                                          Title: Chief Executive Officer

                                 SOF-VII Management, L.L.C.

                                 By: Starwood Capital Group Global, L.L.C.
                                     -------------------------------------
                                     Its General manager

                                     By:  /s/ Barry S. Sternlicht
                                        -----------------------------
                                     Name: Barry S. Sternlicht
                                     Title: Chief Executive Officer


                                 SCG Hotel Management, L.L.C.

                                 By: Starwood Capital Group Global, L.L.C.
                                     -------------------------------------
                                     Its General manager

                                     By:  /s/ Barry S. Sternlicht
                                        -----------------------------
                                     Name: Barry S. Sternlicht
                                     Title: Chief Executive Officer


                                 Starwood Capital Group Global, LLC

                                 By:   /s/ Barry S. Sternlicht
                                      ------------------------------------
                                 Name:  Barry S. Sternlicht
                                 Title: Chief Executive Officer


                                 Barry S. Sternlicht

                                    /s/ Barry S. Sternlicht
                                 -----------------------------------------

                                 High Desert Gaming, LLC

                                 By:     /s/ Greg Carlin
                                       ------------------------------
                                 Name:  Greg Carlin
                                 Title: Manager

                                 LAMB Partners

                                 By:  LAMB, LLC
                                      -------------------------------
                                      Its managing partner

                                      By:    /s/ Neil Bluhm
                                           --------------------------
                                      Name:  Neil Bluhm
                                      Title: Managing Member

                                 LAMB Investors, Inc.

                                 By: LAMB, LLC
                                     --------------------------------
                                     Its sole owner

                                     By:    /s/ Neil Bluhm
                                          ---------------------------
                                     Name:  Neil Bluhm
                                     Title: Managing Member


                                 LAMB, LLC

                                 By:   /s/ Neil Bluhm
                                     --------------------------------
                                 Name:  Neil Bluhm
                                 Title: Managing Member


                                 ISLE Investors, LLC

                                 By:      /s/ Greg Carlin
                                       ------------------------------
                                 Name:  Greg Carlin
                                 Title: Manager

                                 Greg Carlin

                                    /s/ Greg Carlin
                                 ------------------------------------

                                 Neil Bluhm

                                    /s/ Neil Bluhm
                                 ------------------------------------